December 2022 Delek US Holdings, Inc. Investor Presentation Exhibit 99.1

Disclaimers 2 Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; crude oil throughput; crude oil market trends, including production, quality, pricing, demand, imports, exports and transportation costs; competitive conditions in the markets where our refineries are located; the performance of our joint venture investments, including Red River and Wink to Webster, and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities, including the 3 Bear acquisition; the attainment of certain regulatory benefits; implementation of ESG goals; long-term value creation from capital allocation; targeted internal rates of return; execution of strategic initiatives and the benefits therefrom, including the sum of the parts strategy, retail segment and approach to renewable diesel; and access to crude oil and the benefits therefrom. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell, including uncertainties regarding the impact of military conflict in Ukraine and future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; uncertainty relating to the impact of the COVID-19 outbreak on the demand for crude oil, refined products and transportation and storage services; Delek US’ ability to control costs; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions, including the integration of the 3 Bear acquisition; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to construct the long-haul pipeline; the ability of the Red River joint venture to expand the Red River pipeline; the possibility of litigation challenging renewable fuel standard waivers; the ability to grow the Big Spring and 3 Bear gathering system; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition;risks associated with the physical effects of climate change and severe weather, the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Our management uses certain “non-GAAP” operational measures to evaluate our operating segment performance and non-GAAP financial measures to evaluate past performance and prospects for the future to supplement our GAAP financial information presented in accordance with U.S. GAAP. These financial and operational non-GAAP measures are important factors in assessing our operating results and profitability and include: Adjusting items - certain identified infrequently occurring items, non-cash items, and items that are not attributable to or indicative of our on-going operations or that may obscure our underlying results and trends; Earnings before interest, taxes, depreciation and amortization ("EBITDA") - calculated as net income attributable to Delek US or Delek Logistics, as applicable, adjusted to add back interest expense, income tax expense, depreciation and amortization; Net debt- calculated as long-term debt (the most comparable GAAP measure) including both current and non-current portions, less cash and cash equivalents as of a specific balance sheet date. This is an important measure to monitor leverage and evaluate the balance sheet. Adjusted Segment Earnings - calculated as reported GAAP contribution margin (or revenue less cost of materials and other and operating expenses) less estimated general and administrative expenses specific to the segment (and excluding allocations of corporate general and administrative expenses), adjusted to include gain (loss) from disposal of property and equipment, and adjusted to reflect the relevant Adjusting items (defined above). While this measure does not exactly represent EBITDA, it may be considered a reasonably comparable measure to EBITDA, in that it includes all identified material cash income and expense items, and excludes depreciation, amortization, interest and income taxes. This definition of Adjusted Segment Earnings (or, individually, Adjusted Refining Segment Earnings, Adjusted [Logistics] Midstream Segment Earnings or Adjusted Retail Segment Earnings) is specific to this communication only and the exhibits referenced herein, and may not correlate to the use of the term ‘Adjusted Contribution Margin’ or ‘Adjusted Segment Contribution Margin’ as a non-GAAP measure in other of our filings with the SEC. Accordingly, always refer to the respective Non-GAAP Disclosures section, included in each of our filings that contain non-GAAP measures, for more information regarding the use of and definition of non-GAAP measures and terms, as they relate to that specific SEC filing. We believe these non-GAAP measures are useful to investors, lenders, ratings agencies and analysts to assess our financial results and ongoing performance in certain segments because, when reconciled to their most comparable GAAP financial measure, they provide important information regarding trends that may aid in evaluating our performance as well improved relevant comparability between periods, to peers or to market metrics. Non-GAAP measures have important limitations as analytical tools, because they exclude some, but not all, items that affect contribution margin, operating income (loss), and net income (loss). These measures should not be considered substitutes for their most directly comparable U.S. GAAP financial measures. Additionally, because the non- GAAP measures referenced above may be defined differently by other companies in its industry, Delek US’s definition may not be comparable to similarly titled measures of other companies. See the accompanying tables in the appendix for a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures. We are unable to provide a reconciliation of forward-looking estimates of EBITDA or other forward-looking non-GAAP measures because certain information needed to make a reasonable forward-looking estimate of net income or other forward-looking GAAP measures is difficult to estimate and dependent on future events, which are uncertain or outside of our control. Accordingly, a reconciliation to the most comparable GAAP measure is not available without unreasonable effort. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of the projected GAAP measure could vary substantially from projected non-GAAP measure.

Investment Overview (NYSE: DK)

Flexible Financial Position to Support Midstream Growth

- September 30, 2022 balance sheet:
  - Delek US: approx. $1,154 million of cash; $1.58 billion of net debt
  - Includes $14.9 million cash and $1,449 million long-term debt of DKL
  - Net debt (excl. DKL) of $146 million

Unlocking Value in Delek Logistics (DKL)

- Total DK ownership in DKL 78.9% or 34.3 million units as of September 30, 2022
- Implied value of DK ownership in DKL of $1.8 billion(1) or greater than $24 per DK share
- 3 Bear Acquisition (closed June 1, 2022) increases 3rd party revenue and diversification
- ATM (at-the-market) program initiated at DKL targeting $100 million equity to enhance balance sheet

Retail Segment Growing Organically

- Provides diversification and stability relative to other business segments
- Premium industry valuation multiples relative to traditional refining business
- Compelling growth opportunity and return profile through new-to-industry (NTI) stores

Refining Portfolio: Gulf Coast Centric

- Four refineries all located in PADD 3 with product pricing tied to the Gulf Coast
- Access to domestic, inland based crude feedstock typically trading at discount to global crudes
- Niche market location for three of the four refineries serves as a competitive advantage

Renewables

- Three biodiesel plants with 40mmgal/year of capacity
- Renewable Diesel: $13.3 million option for 33% indirect interest in the net cash flow from the GCE Bakersfield refinery conversion project
  - Estimated start-up approximately 2Q23
  - The facility will be able to produce up to 230 mm gallons a year of renewable fuel
- Exploring broader global energy transition options

(1) Factset as of 11/30/2022

3

4 CEO Transition Completed ▪ Shareholder friendly actions taken immediately ▪ Announced special dividend, reinstated regular dividend and share buyback program, increased repurchase authorization ▪ Focus on safety, reliability, and environmental responsibility ▪ Record crude throughput in 3Q at 99% utilization ▪ Crude throughput guidance for 4Q at 96% utilization ▪ Next major turnaround is Tyler refinery in 2023 ▪ Near-term focus centered around unlocking “Sum of the Parts” disconnect ▪ Closed 3 Bear acquisition ▪ Creates 3rd party fixed fee revenue ▪ Diversification of product mix and geographic location into a new sub-basin

5 Evaluating Sum of the Parts Value Realization (1) Factset as of 11/30/2022 Disconnect More Pronounced Post 3 Bear Acquisition Average 9% Disconnect Average 29% Disconnect ◦ Four refineries with 302mbbl/d of aggregate capacity ◦ Retail value supported strong valuations for retail businesses ▪ Retail businesses have historically traded at a premium valuation versus refining ◦ Wink to Webster construction cost $340 - $380mm ▪ Expect well above 15% IRR threshold for midstream projects ▪ Project financed with $75mm equity contribution ◦ Three Biodiesel Plants; 40mm gal/yr ◦ $13.3 million option for 33% indirect interest in the net cash flow from a renewable diesel facility following its conversion ▪ The facility will be able to produce up to 220mm gallons a year of renewable fuels

Integrated Company with Asset Diversity and Scale

Strategically located assets with leverage to domestic crude



Source 207,000 bpd from Permian Basin
Growing gathering system
Wink to Webster JV Crude Oil Pipeline
Cushing Optionality: 100,000 bpd
BIG SPRING GATHERING SYSTEM
Big Spring
Midland
CUSHING
WOODFORD BASIN
PERMIAN BASIN
ALBUQUERQUE
WICHITA FALLS
LUBBOCK
BIG SPRING
RIO
EL PASO
DALLAS
WEST TEXAS GULF
Wink to Webster
TYLER
SAN ANGELO
AMDEL
EAGLE FORD BASIN
RED RIVER
PALINE
MILLENNIUM
CADDO
LOLA
LITTLE ROCK
EL DORADO
KROTZ SPRINGS
BEAUMONT
FREEPORT
MEMPHIS
MID VALLEY
NASHVILLE
BRENTWOOD
ST JAMES
NEW ORLEANS
DELEK REFINERIES
DKL TERMINAL
DELEK ASPHALT TERMINAL
DELEK RENEWABLES
RETAIL CITIES
THIRD-PARTY TERMINAL
DKL CRUDE PIPELINE
DKL JOINT VENTURE CRUDE PIPELINES
THIRD-PARTY CRUDE PIPELINES
THIRD-PARTY PRODUCT PIPELINES
LONGVIEW, TEXAS
CORPORATE HEADQUARTERS

Refining	Logistics	Asphalt	Retail	Renewables

• 302,000 bpd in total
  • El Dorado, AR
  • Tyler, TX
  • Big Spring, TX
  • Krotz Springs, LA
• Crude oil supply: 262,000 bpd WTI linked currently
• Increasing crude oil optionality through Red River expansion
• Wink to Webster JV
	• 10 terminals
	• ~1,600 miles of pipeline
	• 10.2mmbbls storage capacity
	• Permian gathering assets
	• West Texas wholesale
	• JV crude oil pipelines: RIO / Caddo / Red River
	• >200 company-operated trucks
	• Rail Infrastructure and fleet
	• Own ~78.9% of DKL
		5 asphalt terminals located in:
		  ◦ El Dorado, AR
		  ◦ Muskogee, OK
		  ◦ Memphis, TN
		  ◦ Big Spring, TX
		  ◦ Henderson, TX
			• ~248 stores
			• Southwest US locations
			• West Texas locations
			• NTI build out
			• 7-Eleven Rebranding to DK
				• GCE Bakersfield Renewable Diesel Option 33.3% for $13.3mm
				• Approximately 40m gallons biodiesel production capacity:
				  ◦ Crossett, AR
				  ◦ Cleburne, TX
				  ◦ New Albany, MS

(1) This map does not include 3 Bear Assets

6

7 Wink to Webster RIO CADDO Cash Return to Shareholders DK plans on returning approximately $220-$250 million in 2022 Repurchased $64 million shares from Icahn Group 5% of outstanding float Announced $0.20 per share special dividend Quarterly Dividend increased by 5% to $0.21 per share Announced intention to buyback $75- $100 million Reinstated Regular Quarterly Dividend at $0.20 per share $40 million in share repurchases $64 Million $90- $115 million$54 Million$14 Million DK Total Cash Return Yield of 12.7% for 2022 vs S-MID Cap Peers of 7.8% (1) Scotiabank Research and guided buyback as of 12/05//2022 (2) Scotiabank as of 12/05/2022; Smid Cap Peers (CVI, DINO, PARR, PBF) (2) (1)

Environmental, Social, and Governance (ESG) Published 3rd annual Sustainability Report for DK in December of 2022 2018 Delek US Refining 27 2019 Delek US Refining 28 2020 Delek US Refining 26 Carbon Intensity of Refining Business Unit(1) • Enhanced Transparency in 2021 Sustainability Report 8 THE USE BY THE DELEK COMPANIES OF ANY MSCI ESG RESEARCH LLC OR ITS AFFILIATES (“MSCI”) DATA, AND THE USE OF MSCI LOGOS, TRADEMARKS, SERVICE MARKS OR INDEX NAMES HEREIN, DO NOT CONSTITUTE A SPONSORSHIP, ENDORSEMENT, RECOMMENDATION, OR PROMOTION OF THE DELEK COMPANIES BY MSCI. MSCI SERVICES AND DATA ARE THE PROPERTY OF MSCI OR ITS INFORMATION PROVIDERS, AND ARE PROVIDED ‘AS-IS’ AND WITHOUT WARRANTY. MSCI NAMES AND LOGOS ARE TRADEMARKS OR SERVICE MARKS OF MSCI.

Midstream: Permian Gathering System

Gathering Helps Control Crude Oil Quality and Cost into Refineries

Permian Gathering System

- Approximately 200-mile gathering system
  - 350 Kbpd throughput capacity
- >300,000 dedicated acres expected in 2022
  - Points of origin: Howard, Borden, Martin and Midland counties
- Total terminal storage of 650K bbls
  - Connection to Big Spring, TX terminal

- **Getting closer to wellhead allows us to control crude quality and cost**
  - Provides improvement in refining performance and cost structure
- **Drop down to DKL completed in Q1 2020**
- **Gathering increases access to barrels**
  - Creates optionality to place barrels:
    - Big Spring (local refinery)
    - Midland
    - Colorado City (access other refineries)
    - Wink (to Gulf Coast)
  - Control quality and blending opportunities

Growth in DPG



130,000
120,000
110,000
100,000
90,000
80,000
70,000
60,000
50,000
DPG Volume (BPD)
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022

Delek Logistics Acquired 1Q20

- CAPEX in 2022 ~$81 million
  - $28 million comprised in DK MVC
  - Balance focused toward 3rd party
- $34 - $36 million expected annualized EBITDA underpinned by MVC DK to DKL
  - Currently 123kbpd MVC for Permian Gathering System in addition to 50kbpd MVC for a 3rd party interconnect

9

Established Infrastructure in the Delaware Basin
3 Bear Acquisition

Asset Overview

- 3 Bear Delaware Holding - NM, LLC ("3 Bear") is a premier, three-stream midstream business located in the core of Northern Delaware Basin (Lea & Eddy County, New Mexico)
- Integrated crude oil, gas, and water infrastructure
- Anchored by a diversified, high-quality customer base with ~350,000 dedicated acres
- Activity underpinned by producer development capital and 100% fixed-fee contracts
- Connectivity to multiple 3rd party oil, gas, and NGL downstream interconnects offering customers access to key USGC markets

Key Statistics

	Gas Gathering & Processing	Crude Gathering & Storage	Water Gathering & Disposal
Dedicated Acreage	57,600	160,160	132,480
Avg. Remaining Contract Tenor (Yr.)	11	9	9
Current Volumes 12/31	48 MMcf/d	65kbpd	80kbpd
System Capacity	88 MMcf/d Processing	120 Mbbl Storage	200kbpd Disposal
Pipeline Capacity	150 MMcf/d	140kbpd	220kbpd
Miles of Pipeline	95	220	170


Eddy
NM
TX
NEW MEXICO
Lea
NM
3BEAR
PIPELINE
GAS
CRUDE
WATER
SWD
FACILITY
LIBBY COMPLEX
CRUDE
WATER
ar_Energy\2022\Permian\GIS\3Bear_Midstream_Infrastructure_Delek_Format.mxd

Diversified, Delaware Focused Customer Base

- Diverse customer base of investment grade, public, and private operators
- 18+ customers across the 3 Bear systems
- <6% average customer concentration based 3Bear's dedicated acreage portfolio

Delek US

10

3 Bear Acquisition: Diversifying Cash Flows via Third-Party Revenues (1) Calculated based on 2021 Pipelines and Transportation Segment revenue from affiliate and third-party, as disclosed in our 2021 Annual Report on Form 10-K. (2) Estimated based on forecasted post-close 2023 revenue. (3) Estimated based on forecasted post-close 2023 contribution margin. 11

Midstream: Wink to Webster Crude Oil Long-Haul Pipeline Joint Venture

Complements Gathering – Provides Access to Gulf Coast Markets

Wink to Webster Pipeline JV

- 650-mile 36-inch diameter crude oil pipeline
- Wink to Webster Pipeline LLC is supported by industry leading partners – Exxon, Lotus Midstream, MPLX/Delek US JV, Plains, and Rattler Midstream
- System completed and running February 2022
  - Main segment started transporting oil in October 2020
  - The Midland-to-Webster segment was commissioned in January 2021, and is now operating
- Supported by significant volume of long-term commitments


Big Spring
Midland
Wink
WTW Crude Oil Pipeline
Beaumont
Junction
Webster/
Baytown

- **Delek US' Investment**
  - Delek US has a 50% ownership interest in a JV that owns a 30% ownership interest in Wink to Webster Pipeline LLC
  - Expected $340 million to $380 million net investment
  - Integrated with Big Spring gathering system to provide source of barrels and services to producers
- **Well above Delek US' targeted minimum required midstream IRR of 15%**
- **Secured project financing for approximately 80% of our investment**
  - **Results in ~$75 million equity contribution; balance is project financed**

12

Enhancing Our Position In Midstream

Delivering Substantial Growth in Consolidated Midstream Cash Flows

DKL has a long history of stable and sustained growth through a successful drop down strategy from DK

Recent 3 Bear acquisition creates a step-change:

- Significantly increases third-party revenue (~40% of DKL is third-party revenue in 2023)
- Expands product mix into natural gas and water in addition to crude and crude products
- Broadens geographic footprint within the Permian Basin from Midland to Delaware Basin
- Creates additional growth opportunities within DKL portfolio

Midstream Assets Remaining at DK Level:

Krotz Springs

- Logistics assets associated with Krotz Springs refinery

Wink to Webster Pipeline

- Long haul pipeline from Permian to Gulf Coast providing stable cash flow and connected to our Big Spring Gathering system, providing access to additional crude inputs
- Expected return **well above our minimum target IRR threshold of 15%**

DKL EBITDA Growth ($ in millions)



18.2% CAGR
$97
$115
$164
$179
$245
$265
$313
2016
2017
2018
2019
2020
2021
Consensus FY 2022 (1)(2)

(1) Reconciliation of EBITDA to net income on page 30.
(2) Consensus FY 2022 EBITDA estimate; Factset 12/5/22

13

Enhancing Our Retail Network

High-Growth Opportunity Complementing Existing Operations

- Serves as a natural fuel short while **improving DK's cash flow stability and reducing its Renewable Identification Number ("RIN") obligations**
- Four NTI stores are in the planning phase and are expected to break ground at the beginning of the year.
- **25%+ projected IRR** on NTI stores
- **Improving retail footprint** by closing and discontinuing leases of underperforming stores and upgrading legacy stores

Organic Retail Expansion Offers Attractive Return Opportunity



Substantial value uplift potential
Low build multiple
5.0x
4.0x
12.0x
9.0x
NTI Build Multiple
Retail Trading
(TEV / NTM EBITDA) Multip

Proven Track Record of Growth…

Adjusted Retail Segment Earnings Per Store ($ in thousands)[2]



17% CAGR
$95
$120
$132
$150
$187
$209
2016A
2017A
2018A
2019A
2020A
2021A

…with High Growth Potential

Adjusted Retail Segment Earnings ($ in millions)



~250 Stores
$58
~300 Stores
$100
2022E
Future

(1) As of 5/10/2021; retail peer set:-- Alimentation Couche-Tard, Inc., Casey's General Stores, Inc., Murphy USA Inc.
(2) Derived from dividing Adjusted Retail Segment Earnings by ending number of stores each period

14

Retail: Diversifies Delek 15 • ~80% integration with existing downstream operations offering synergies and competitive advantage • Operate approximately 248 C-stores in Central and West Texas and New Mexico Synergistic Retail Platform Significant Profit Growth Opportunity • Rebrand 7-Eleven stores to DK by 2023 • Implement interior re-branding/re-imaging • Longer-term build out of larger, new-to-industry locations with strong fuel/diesel offering and compelling foodservice experience

16 • Delek has established a ‘capital light’ approach to Renewable Diesel • $13.3 million option for 33% indirect interest in the net cash flow from a renewable diesel facility following its conversion • The facility will be able to produce up to 220mm gallons a year of renewable fuels ◦ Estimated Start-up approximately 2Q 2023 GCE Holdings Acquisitions, LLC recently purchased the Bakersfield Refinery from Delek and is retooling it into the largest facility of its kind in the western United States which can produce renewable fuels from non-food feedstocks. When complete, the biorefinery will be able to produce renewable diesel from various feedstocks, including varieties of camelina. Feedstock Advantage: Camelina For biofuel strategies to be truly effective, feedstock production must be highly scalable to meet society's growing demand for low carbon fuels. As a high oil yielding crop per acre, Camelina can be efficiently processed into low carbon biofuels such as renewable diesel and jet fuel using well established existing technologies. A counter-cyclical crop cycle like Camelina increases asset utilization and total crop year grower returns by turning an expensive fallow crop acre into a revenue-generating acre. Renewables: Renewable Diesel

Positioning for Energy Transition

Existing footprint in biodiesel and reviewing opportunities in renewable diesel and de-carbonization

Existing Position in Biodiesel

Operate 3 Biodiesel Facilities:
~40mm gallons of annual biodiesel production capacity (equal to 407,200 metric tons of carbon reduction)[1]

Cleburne, TX | Crossett, AR | New Albany, MS

Integrated with refining system and generates substantial RINs

Actively Exploring Renewable Diesel Opportunities

$13.3 million option to acquire a 33% indirect economic interest in Bakersfield, CA:
230mm gallons annual production capacity

Bakersfield, CA

Capital-light approach provides optionality

Innovation is Part of Our Core Values



Innovation ECO system
Asset Management
Operations & Safety
New Energy
Carbon Capture
Process Automation & Optimization
Retail Customer Experience
Centralized Data & Command Center

Dedicated innovation team led by Sarit Soccary Ben-Yochanan, a 15-year industry veteran

"… DK's option for 73mmgal of RD exposure will cost just 18c/gal, **far and away the lowest when most other projects are in the $1-3/gal range**. Furthermore, the Global Clean Energy will grow its own feedstock… allowing it to potentially avoid the recent trend in higher raws."
– Tudor, Pickering, Holt[2] (2/25/2021)

Source: Global Clean Energy Holdings' public filings

(1) EPA (https://www.epa.gov/energy/greenhouse-gas-equivalencies-calculator)
(2) Permission to quote was neither sought nor provided

17

PADD 3 Refining System with Crude Slate Optionality

Tyler, Texas
- 75,000 bpd crude oil throughput
- 8.7 complexity
- Light crude oil refinery
- Permian Basin, Cushing and East Texas sourced crude oil

El Dorado, Arkansas
- 80,000 bpd crude oil throughput
- 10.2 complexity
- Flexibility to process medium and light crude oil
- Permian Basin, local Arkansas, East Texas, Cushing and Gulf Coast crude oils

Big Spring, Texas
- 73,000 bpd crude oil throughput
- 10.5 complexity
- Process WTI and WTS crude oil
- Located in the Permian Basin

Krotz Springs, Louisiana
- 74,000 bpd crude oil throughput
- 8.8 complexity
- Permian Basin, Cushing, local and Gulf Coast crude oil sources

Increasing Access to Cushing Crude Oil Grades, bpd



Crude Throughput Capacity
Current Crude Oil Access
302,000
35,000 to 42,000
25,000
35,000 to 100,000
135,000 to 207,000
Permian
Cushing
ETX/AR
Other/GC

***Crude Oil Optionality* - Red River pipeline joint venture increased access to Cushing crude oil from 35,000 bpd to 100,000 bpd following expansion in 3Q 2020**

- ***Brings total barrels priced on a Cushing basis, excluding Midland, to 125,000 bpd***

YTD September 30, 2022



14%
86%
Tyler (1)
100% WTI linked
WTI
ETX
Other
32%
16%
52%
El Dorado(1)
100% WTI linked
WTI
Local AK
Other
31%
69%
Big Spring (1)
100% WTI linked
WTI
WTS
Other
61%
33%
6%
Krotz Springs (1)
75% WTI linked
GC Sweet
WTI
Other

(1) Crude oil slate based on amount received nine months-ended as of September 30, 2022 and will vary each period based on operations and purchases.

Note: WTI-Brent differential realized through crack spread and capture rates and Midland-WTI differential realized in crude slate.

Delek US

18

3Q22 Refiners’ Middle Distillates Yield % (1) (2) (3) 3Q22 Refiners’ Gasoline Yield % (1) (3) 19 ◦ Refining system product yields ▪ Leading middle distillate yield versus peers ▪ Strong gasoline yield versus peers ▪ Ability to switch ~10% between gasoline and distillate ◦ Crude oil slate has flexibility ▪ Ability to increase sour crude oil processing to approximately 50% based on market economics • Big Spring refinery currently processes 31% WTS and can increase to 100% • El Dorado refinery flexibility to process light to medium sour crude oil (up to 100%) based on economics (1) Industry average based on peer group. (2) Middle distillates yield includes distillate fuel oil, kerosene and kerosene-type jet fuel (3) Sourced from respective company press releases, SEC filings, and earnings calls Light Products Yield Delek US positioned to benefit with high value product yields and crude oil slate flexibility 43% 41% 39% 39% 38% 37% 33% DK CVI PBF PSX VLO MPC HFC 52% 50% 49% 49% 48% 44% 44% CVI DK MPC HFC VLO PBF PSX

Long-term Capital Allocation Framework Four pillars underpinned by a rigorous and disciplined capital allocation program to create long-term value Priorities: ◦ Invest: Capital allocation program focuses on safety, maintenance, and reliability as top priority ◦ Cash Returns: Maintain a competitive cash return profile commensurate with underlying earnings power ◦ Grow: Maintain financial strength and flexibility to support strategic growth objectives ◦ Enhance Balance Sheet / Return Excess Cash: Reduce net debt and/or opportunistically return additional cash Sustaining Capex • Approximately $100-$125 million sustaining capex/yr • Between $50-$100 million per turnaround • Critical for safe and reliable operations • Various amounts for regulatory capex Sustaining & Regulatory Capex Non-Discretionary • Regular quarterly dividend reinstated; recently increased to $0.21/share Cash Returns Discretionary Growth Capex • 25% IRR for >$5mm projects at Refining; <$5mm is 50% IRR • >15% IRR minimum hurdle rate for Retail projects, dependent on size • >15% IRR hurdle rate for stable cash flow Logistics projects Cash Returns to Shareholders • Target competitive overall cash return • Regular dividend to increase with underlying profitability • Utilizing share buybacks more aggressively during SOP evaluation phase Acquisitions • Evaluate accretive opportunities as they arise vs. alternative uses of cash Opportunistically De-lever • Continue to optimize the balance sheet • Targeting debt reduction during period of rising interest rates 20

Capital Allocation Discipline

Maintaining a Strong Balance Sheet

- Should support ability to invest in the business
- Provides ability to act quickly to take advantage of opportunities
- DK, excluding DKL, had $1,139 million of cash and $146 million net debt at September 30, 2022

Capital Allocation Discipline in Practice

Investing in the Business

- Next major turnaround planned at Tyler in 2023

Growing the Business

- Midstream Growth Projects
  - Big Spring & 3 Bear gathering system build-out
  - Joint Venture Contributions
    - Wink to Webster long haul pipeline joint venture
- Resume growth campaign in Retail with NTI build-out

Cash Balance & Net Debt (DK Ex. DKL)[1]



Cash Balance
Net Debt
$833
$627
$802
$666
$784
$573
$781
$604
$831
$485
$826
$495
$853
$467
$851
$456
$1,296
$65
$1,139
$146
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22

Capital Expenditures[1][2]



$1.7
13.3
$3.2
$8.7
22.9
$7.5
59.5
$2.3
63.4
$5.3
23.7
$13.2
52.8
$10.5
22.4
$33.6
26.8
$45.6
35.2
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
Sustaining CAPEX
Discretionary CAPEX

(1) Based on company filings from Q2 2020 through Q3 2022 Sustaining capex defined as regulatory & maintenance capital expenditures. Capital expenditures does not include joint venture contributions
(2) Excludes purchases of rights-of-way in the amount of $2.7 million in 2020

21

Overarching Objectives and Key Initiatives (1) As of 3/31/2022 22

Appendix

24 Third Quarter 2022 (1) Numbers may not foot due to rounding $1,245 $129 $1 $(99) $(122) $1,154 6/30/2022 Cash Balance Operating Cash Flow (excluding working capital) Working Capital Investing Activities Financing Activities 9/30/22 Cash Balance $0 $250 $500 $750 $1,000 $1,250 $1,500 • Strong financial position with $1.15 billion of cash on the balance sheet • Cash flow from operating activities of approx. $130 million ◦ Cash flow from operating activities (excluding working capital) of approx. $129 million ▪ Negatively impacted by $225.1 million inventory headwinds ◦ Working capital benefit on cash flow by approx. $1 million • Total investing activities of approx. $(99) million: ◦ Reflects capital investments mainly oriented toward Midstream growth • Financing activities of approx. $(122) million ◦ Reflects DKL financing to fund acquisition ◦ Cash Returned to Shareholders of $(68) million

25 4Q22 Guidance Range 4Q22 Guidance Range ($ in millions) Low High Consolidated Operating Expenses $190 $200 Consolidated G&A $82 $87 Consolidated Depreciation and Amort. $75 $80 Net Interest Expense $55 $60 Total Crude Throughput 280,000 290,000 Share Repurchases $75 $100 Debt Reduction $100 $150

26 Simplified Organizational Structure 21.1% interest (9.2 million Common limited partner units) 100% Delek Logistics Partners, LP NYSE: DKL (the Partnership) Public Unitholders Operating Subsidiaries 78.9% interest (34.3 million Common limited partner units) Delek Logistics GP, LLC (the General Partner) Delek US Holdings, Inc. NYSE: DK • Eliminated incentive distribution rights (IDRs) in 2020 • General partner (GP) converted to non-economic interest Non-economic ownership interest (1) Ownership of DKL as of 9/30/2022 (1)

27 (1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. (2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see reconciliations starting on page 30. (3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. (4) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods. Distribution per unit has increased thirty-nine consecutive times since the IPO (1) Distributable Cash Flow Coverage Ratio (2)(3)(4) Leverage Ratio (4) DKL Distribution and Leverage Ratio $0.375$0.385 $0.395$0.405$0.415$0.425 $0.475 $0.49 $0.51 $0.53 $0.55 $0.57 $0.59 $0.61 $0.63 $0.655 $0.68 $0.69 $0.705$0.715$0.725 $0.75 $0.77 $0.79 $0.81 $0.82 $0.85 $0.88 $0.885 $0.89 $0.9 $0.905 $0.91 $0.92 $0.94 $0.95 $0.975 $0.98 $0.985 $0.99 MQD 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 1.10 1.39 1.32 1.35 1.30 1.61 2.02 1.42 1.67 1.25 1.49 1.47 1.18 1.20 1.29 0.98 1.00 0.88 1.06 0.97 0.96 1.14 1.34 1.25 1.03 1.06 1.08 1.11 1.08 1.15 1.58 1.50 1.41 1.31 1.32 1.34 1.27 1.21 1.30 1.62 MQD 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 1.7 1.58 2.28 2.35 3.21 2.69 2.55 2.56 3.02 3.13 3.11 3.49 3.48 3.47 3.72 3.84 3.84 3.9 3.75 3.77 4.58 4.44 4.53 4.08 4.17 4.64 4.62 4.48 4.1 4.05 3.91 3.75 3.64 3.55 3.44 3.35 3.33 4.66 4.35 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 (5)(5)

28 September 30, 2022 – Debt Maturity Profile DK and DKL Debt Profile Credit Ratings (S&P/Moody’s/Fitch)(3) (1) Delek Logistic Partners entered into an Indenture with US Bank, as Trustee, on May 24, 2021 with a due date of June 1, 2028 and a aggregate principal amount of $400M (1) (5) (1)- (2) (3) Delek US BB-/Ba3/BB- Delek Logistics B+/B1/BB- Net Debt (1) Total Debt $2,734 (-) Cash $1,154 Total Debt Debt $1,580 (1)

Reconciliations

30(1) Results in 2013 and 2014 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. (2) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 dropdowns. Note: May not foot due to rounding. DKL: Reconciliation of Income Statement and EBITDA

31(1) Results in 2013 and 2014 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. (2) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 dropdowns. Note: May not foot due to rounding. DKL: Reconciliation of Distributable Cash Flow

32 Net Debt Reconciliation (1) Numbers may not foot due to rounding

33 Reconciliation of GAAP to Non-GAAP (1) An adjustment for the portion of the retroactive biodiesel tax credit reenacted in December 2019 but that was attributable to 2018 has been adjusted out of the year ended December 31, 2019 (1)

34 Reconciliation of GAAP to Non-GAAP (Cont’d) (1) For the annual period ended December 31, 2016, the Pre-acquisition Alon Adjusted Retail Segment Earnings was derived from the Annual Report on Form 10-K filed by Alon and incorporated by reference into Delek’s 2016 Annual Report on Form 10-K, and for the six months ended June 30, 2017, the Pre-acquisition Alon Adjusted Retail Segment Earnings was derived from Exhibit 99.3 Alon Supplemental information, filed as an exhibit to Delek’s Form 8-K filed on August 3, 2017 related to the significant acquisition of Alon. In those respective filings, Alon did not present Contribution Margin as a GAAP measure for its retail segment (as defined by Alon, which is not believed to be materially different from Delek’s definition and, therefore, hereafter also referred to as “Retail Segment”). As a result, we have calculated Adjusted Retail Segment Earnings for the pre-acquisition periods using the income statement items that were disclosed for the Retail Segment by Alon. Note that the pre-acquisition period presentation of Adjusted Retail Segment Earnings is based on accounting policies as elected and applied by Alon, which may differ from accounting policies used post-acquisition by Delek and reflected in Delek’s post-acquisition Adjusted Retail Segment Earnings .

Investor Relations Contacts: Blake Fernandez, SVP IR/Market Intelligence 615-224-1312